UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2022

SALEM MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 North Belt Line Road, Irving, Texas	75063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 586-0080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SALM	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 16, 2021, Salem Media Group, Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley Securities, Inc. (the “Sales Agent”), in connection with potential sales of shares of the Company’s Class A common stock, par value $0.01 per share (the “Placement Shares”), having an aggregate offering price of up to $15,000,000 (the “ATM Offering”). The issuance and sale, if any, of up to $15,000,000 of the Placement Shares by the Company in the ATM Offering will be made pursuant to the Company’s effective “shelf” registration statement on Form S-3 (Registration Statement No. 333-233861), the base prospectus contained therein, and a prospectus supplement relating to the ATM Offering, dated April 16, 2021. Sales, if any, of the Placement Shares may be made by any method permitted by law that constitutes “at the market offerings” as defined in Rule 415 under the Securities Act of 1933. The distribution of Placement Shares may be effected from time to time in one or more transactions, including block transactions and transactions on the NASDAQ Global Market or any other organized market where the Placement Shares may be traded. The Placement Shares may be sold at a fixed price or prices, which may be changed, or at market prices prevailing at the time of sale, at prices relating to the prevailing market prices or at negotiated prices.

The Company has retained EF Hutton, Division of Benchmark Investment, LLC as financial advisor in connection with the ATM Offering. The Company has requested that one-third (1/3) of the net commissions payable to the Sales Agent pursuant to the Sales Agreement be paid to such financial advisor, and the Sales Agent has agreed to pay over that portion of any commissions it receives to such financial advisor.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALEM MEDIA GROUP, INC.

By:	/s/ Christopher J. Henderson
Name:	Christopher J. Henderson
Title:	Executive Vice President, General Counsel and Secretary

Date: March 7, 2022